UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 22, 2008
AMERICAN URANIUM CORPORATION
(Exact name of registrant as specified in its charter)
Nevada	000-52824	98-0491170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 17th Street, Suite 2800 South Tower, Denver, CO 80202
(Address of principal executive offices and Zip Code)
Registrant's telephone number, including area code	(303) 634-2265
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

On September 22, 2008, we provided a corporate update and announced that we will be paying a 12% cash refund to investors in the 2007 private placement.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
99.1	news release dated September 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN URANIUM CORPORATION

/s/ Robert Rich

Robert A. Rich

President, Secretary and Director

Date: September 22, 2008

CW2130024.1